UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                November 3, 2003


                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE              000-29089                       06-1562417


(State or other   (Commission file number)  (I.R.S. Employer Identification No.)
jurisdiction of
incorporation of
organization)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (Address of principal executive offices and zip code)

                                 (212) 994-8200
              (Registrant's telephone number, including area code)



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Item 5.         Other Events and Regulation FD Disclosure

     On November 3, 2003, Antigenics Inc. announced that Renu Gupta, MD, has joined the company as senior vice president of development, a new position that will be responsible for regulatory affairs, clinical development, and program and portfolio management. Antigenics also announced changes in senior management. As of April 1, 2004, Elma Hawkins, PhD, currently the company's vice chairman, will become senior advisor to the CEO. In addition, Antigenics' chief medical officer Jonathan Lewis, MD, PhD, has left the company. The responsibilities of Drs. Hawkins and Lewis will be absorbed within Antigenics' newly restructured senior management team. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.


Item 7.         Financial Statements and Exhibits.

(c) Exhibits:

99.1            Press Release dated November 3, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          ANTIGENICS INC.

Date: November 3, 2003                            By:  /s/ Garo H. Armen
                                                       -----------------
                                                    Garo H. Armen, Ph.D.
                                    Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

Exhibits:

99.1              Press Release dated November 3, 2003